UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

MIV THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

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Suite 1, 8765 Ash Street, Vancouver, British Columbia, Canada, V6P 6T3

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

Dear Stockholder:

The Annual and Special Meeting of Stockholders (the "Meeting") of MIV Therapeutics, Inc. (the "Company") will be held at 1500-1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7, on February 18, 2009 at 10:00 a.m. (Pacific Time).

At the Meeting, stockholders will be asked to:

1. re-elect Alan P. Lindsay, I. Mark Landy and Patrick A. McGowan to our Board of Directors;

2. ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2009;

3. approve an amendment to the Company's Articles of Incorporation, as amended, increasing the authorized capital stock of the Company;

4. approve the Company's 2008 Stock Incentive Plan; and

5. transact any other business properly brought before the Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Only stockholders of record of the Company's common stock at the close of business on January 13, 2009 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

It is important that your shares be represented and voted at the Meeting. If you are a registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Meeting. Please review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

If you are planning to attend the Meeting in person, you will be asked to register before entering the Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Meeting. If you are a stockholder of record, your ownership of the Company's common stock will be verified against the list of stockholders of record as of January 13, 2009 prior to being admitted to the Meeting. If you are not a stockholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee) you must also provide proof of beneficial ownership as of January 13, 2009, such as your most recent account statement prior to January 13, 2009, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

January 20, 2009.	By Order of the Board of Directors of MIV Therapeutics, Inc. /s/ "Alan P. Lindsay" Alan P. Lindsay Chairman of the Board and a director

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Suite 1, 8765 Ash Street, Vancouver, British Columbia, Canada, V6P 6T3

PROXY STATEMENT

FOR THE 2009 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 18, 2009

THE ANNUAL AND SPECIAL MEETING

General

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of MIV Therapeutics, Inc. ("we", the "Company" or "MIV") for use in connection with the Company's 2009 annual and special meeting of stockholders to be held on February 18, 2009, at 10:00 a.m. (Pacific Time) at 1500-1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of annual and special meeting.

This proxy statement, the notice of annual and special meeting, the enclosed form of proxy and our Annual Report on Form 10-K for the year ended May 31, 2008 are expected to be mailed to our stockholders on or about January 13, 2009.

Our principal executive office is located at Suite 1, 8765 Ash Street, Vancouver, British Columbia, Canada, V6P 6T3.

Entitlement to Vote

If you are a registered holder of shares of our common stock on January 13, 2009 (the "Record Date"), you may vote those shares of our common stock in person at the annual and special meeting or by proxy in the manner described below under "Voting of Proxies." If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting of Proxies

You can vote the shares that you own of record on the Record Date by either attending the annual and special meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the annual and special meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

(a) filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the annual and special meeting;

(b) executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the annual and special meeting; or

(c) attending at the annual and special meeting, giving affirmative notice at the annual and special meeting that you intend to revoke your proxy and voting in person. Please note that your attendance at the annual and special meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the annual and special meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the annual and special meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the annual and special meeting other than those described herein.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to MIV Therapeutics, Inc., Suite 1, 8765 Ash Street, Vancouver, British Columbia, Canada V6P 6T3; Attention: Patrick A. McGowan, Secretary.

Record Date and Shares Entitled to Vote

Our Board of Directors has fixed the close of business on January 13, 2009, as the Record Date for the determination of stockholders entitled to notice of and to vote at the annual and special meeting. At the Record Date, there were approximately 20,536,062 shares of our common stock issued, outstanding, and entitled to vote at the annual and special meeting. Holders of common stock are entitled to one vote at the annual and special meeting for each share of common stock held of record at the Record Date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the annual and special meeting is a majority of our issued and outstanding shares of common stock as of the Record Date present in person or by proxy.

In order to be counted for purposes of determining whether a quorum exists at the annual and special meeting, shares must be present at the annual and special meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

1. shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

2. shares represented by properly executed proxies for which no instruction has been given; and

3. broker non-votes.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Votes Required

Proposal One - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock voting is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

Proposal Two - Ratification of Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock represented at the annual and special meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

Proposal Three - Approval of Increase in Authorized Capital: The affirmative vote of the holders of a majority of our common stock is required for the approval of the increase in our authorized capital. Stockholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

Proposal Four - Approval of 2008 Stock Incentive Plan: The affirmative vote of the holders of a majority of our common stock represented at the annual and special meeting in person or by proxy is required for the approval of our 2008 Stock Incentive Plan. Stockholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

Stockholder Proposals

No proposals have been received from any stockholder to be considered at the annual and special meeting.

Other Matters

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual and special meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual and special meeting.

Solicitation of Proxies

This proxy solicitation is made on behalf of our Board of Directors. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers and employees personally, by telephone, facsimile, e-mail, Internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the Record Date. We will bear the expenses incurred in connection with this proxy statement.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 13, 2009, regarding the beneficial ownership of our common stock by:

    each person who is known by us to beneficially own more than 5% of our shares of common stock; and

    each executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 20,536,062 shares of common stock outstanding as of January 13, 2009.

For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following January 13, 2009, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

	As of January 13, 2009
Name and Address of Beneficial Owner	Shares(1)	Percent
Named Executive Officers and Directors
Alan P. Lindsay Suite 1, 8765 Ash Street Vancouver, B.C., Canada V6P 3T3	4,005,572 (2)	17.69%
Dr. I. Mark Landy 880 Glengate Place Atlanta, GA30328	4,111,071 (3)	18.29%
Patrick A. McGowan Suite 1, 8765 Ash Street Vancouver, B.C., Canada V6P 3T3	855,220 (4)	4.09%
Rajesh Vaishnav Suite 1, 8765 Ash Street Vancouver, B.C., Canada V6P 3T3	409,513 (5)	1.99%
Directors and Executive Officers as a Group (Three Persons)	9,381,376 (6)	42.05%
Beneficial Owners of in Excess of 5% (other than Named Executive Officers and Directors)
Millennium Partners, L.P. 666 Fifth Ave., 8th Floor New York, NY 10103	1,500,000(7)	7.13%

  Based on 20,536,062 shares of common stock issued and outstanding as of January 13, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and except as noted below.

  Consists of 1,894,891 shares held by Mr. Lindsay, 1,506,181 shares that can be acquired by Mr. Lindsay upon exercise of warrants and 604,500 shares that can be acquired by Mr. Lindsay upon exercise of options to purchase shares held by Mr. Lindsay within 60 days of the date hereof.

  Consists of 2,170,273 shares held by Dr. Landy, and 837,464 shares that can be acquired by Dr. Landy, upon exercise of warrants, and 80,000 shares that can be acquired by Simba Enterprises, a company wholly owned by Dr. Landy's wife, upon exercise of warrants, and 1,023,334 shares by Dr. Landy upon the exercise of options within 60 days of the date hereof.

  Consists of 472,840 shares held by Mr. McGowan, 221,380 shares that can be acquired by Mr. McGowan upon exercise of warrants and 161,000 shares that can be acquired by Mr. McGowan upon exercise of options to purchase shares held by Mr. McGowan within 60 days of the date hereof.

  Consists of 327,679 shares held by Mr. Vaishnav and 81,834 shares that can be acquired by Mr. Vaishnav upon exercise of options to purchase shares held by Mr. Vaishnav within 60 days of the date hereof.

  Consists of 4,865,683 shares held by our directors and executive officers and 4,515,693 shares that can be acquired by our directors and executive officers upon exercise of options and warrants to purchase shares held by our directors and executive officers within 60 days of the date hereof.

  Consists of 1,000,000 shares held by Millennium Partners, L.P. as well as warrants to purchase 500,000 shares of common stock, exercisable within 60 days of the date hereof..

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the annual and special meeting, except in so far as they may be elected to office:

1. each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

2. each nominee for election as one of our directors; or

3. any associate of any of the foregoing persons.

None of the above persons has received any extra or special benefit in their capacity as a security holder of the Company.

PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

We propose to elect three directors, each to hold office until each director's successor is elected and qualified at our next annual meeting.

The persons named in the enclosed proxy will vote for the election of the nominees listed under "Nominees for Election of Directors" below unless you instruct them otherwise, or unless a nominee is unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee will be unwilling to serve, but if a nominee should determine not to serve, the persons named in the proxy may vote for another candidate nominated by our Board of Directors.

The affirmative vote of a plurality of the votes present in person or by proxy at the annual and special meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our Amended Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

Alan P. Lindsay, I. Mark Landy and Patrick A. McGowan, each of whom is a current director, have been nominated by our Board of Directors for election. It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of these individuals and each of the nominees has consented to being named in this proxy statement and to serve, if elected. In the event that any or all of these individuals should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

Directors and Executive Officers

The following table provides information regarding our directors (each of whom is a nominee for re-election to our Board of Directors) and executive officers:
Name and Municipality of Residence	Age	Current Office with MIV Therapeutics, Inc.	Director Since
Alan P. Lindsay Vancouver, BC	58	Director and Chairman	October 2001
I. Mark Landy Atlanta, GA	41	President, Chief Executive Officer and a Director	April 2006
Patrick A. McGowan Vancouver, BC	69	Secretary, Chief Financial Officer, Executive Vice President and a Director	November 2001

The following is a description of the business background of the directors and executive officers of our company.

Alan P. Lindsay - Alan P. Lindsay has been our Chairman since October 2001 and was our CEO until January 2008 and our President until 2006, with the subsequent appointment of Dr. Landy to those respective positions. Mr. Lindsay has extensive experience in building companies and taking them public on recognized stock exchanges. Before coming to our company, Mr. Lindsay was the Chairman, President and CEO of Azco Mining, Inc., a base metals exploration company he co-founded and took public on the Toronto and AMEX exchanges. Mr. Lindsay served as Azco Mining, Inc.'s CEO and President from 1991 to 1994, its Chairman and CEO from 1994 to 1997 and its President, Chairman and CEO from 1997 to 2000. Azco Mining, Inc. was listed on the Toronto Stock Exchange in 1993 and on AMEX in 1994.

Mr. Lindsay also serves as Chairman of the Board of TapImmune, Inc., a company he co-founded 1999 and assisted with its financing. TapImmune's shares of common stock are registered under the Securities Exchange Act of 1934 and it currently trades under the stock symbol "TPIM" on the OTCBB. TapImmune, Inc. is a product-focused biotechnology company specializing in the application of the latest discoveries in cellular immunology and cancer biology to the development of proprietary therapeutics aimed at the treatment and eradication of cancer and therapies for infectious diseases, autoimmune disorders and transplant tissue rejection.

Prior to becoming an entrepreneur, Mr. Lindsay was responsible for building a significant business and marketing organization in Vancouver, Canada, for Manulife Financial, a major international financial services corporation.

Dr. I. Mark Landy - Dr. Landy has been our President since April 2006 and CEO since January 8, 2008 replacing Mr. Lindsay who served as President until April 2006 and CEO until January 8, 2008. Pursuant to Dr. Landy's employment contract, he serves as a director and President and CEO of our company. Dr. Landy's mission is to strengthen our company's internal procedures and move its technologies to market. He is a recognized medical device analyst and industry authority who brings a wealth of industry experience and physician relationships to our company that will be used to raise our company's corporate profile, to optimize and accelerate the development of our company's key strategic partnerships and to assist our company in bringing to market its technologies.

Dr. Landy most recently distinguished himself as the Senior Research Analyst of Medical Supplies and Devices at the Susquehanna Research Group where he was voted the firm's top-ranked healthcare analyst by institutional clients in both 2004 and 2005. He has made frequent appearances on CNBC, Reuters, Dow Jones, Bloomberg, The Wall Street Journal and Business Week, among other outlets. From 2001 to 2004 Dr. Landy was the Senior Medical Device Analyst at Leerink Swann and Company.

Dr. Landy holds a degree in business from the Wharton School of Business at the University of Pennsylvania, and also holds the degree equivalent of Doctor of Dental Surgery from the University of Witwatersrand, in Johannesburg, South Africa. He spent three years in London, U.K., in private practice focusing on post-traumatic facial reconstructive surgery, and he has had articles published in both business and health care journals.

Patrick A. McGowan - Patrick A. McGowan has served as Executive Vice President and Chief Financial Officer since 2001 and has experience in assisting public companies with financing, regulatory filings, administration and business plans. Mr. McGowan's duties include liaison with attorneys, auditors and financial institutions as well as overseeing the day-to-day business operations of our company. From September 1997 to the time Mr. McGowan joined our company, he served as CEO of American Petro-Hunter, Inc., an oil exploration company with duties including reviewing business proposals, writing business plans and approving corporate filings. Mr. McGowan was also responsible for all legal matters and functional areas of business for American Petro-Hunter including administration, accounting, contract negotiations, banking, press releases and overseeing regulatory filings. American Petro-Hunter's common shares are registered under the Securities Exchange Act of 1934 and are currently quoted on the OTCBB under the symbol AAPH.

Mr. McGowan obtained his Masters of Business Administration from the University of Western Ontario, and his Bachelors of Science from the University of Oregon.

Our directors hold office until the next annual meeting of the stockholders and the election and qualification of their successors or until their resignation or removal. Officers are elected annually by the Board of Directors and serve at the direction of the Board of Directors.

Significant Employees

We do not have any significant employees other than our executive officers.

Family Relationships

None of our directors or executive officers are related.

Board Independence

None of our directors are considered to be independent as all of our directors also currently serve as officers of our company.

Committees of the Board of Directors

Due to the size of our company and its limited operations, we do not have a separate audit, compensation or nominating committee or related committee charters. Instead, the entire Board of Directors serves as the audit, compensation and nominating committees. The Board of Directors has determined that Patrick McGowan is an "audit committee financial expert". With respect to nominations to the Board, the Board of Directors does not have a formal nomination policy as to the selection of directors. The Board of Directors, however, will consider nominations to the Board by its shareholders. There are no minimum qualifications for consideration for nomination as a director of the Company. All nominees are assessed using the same criteria. Requests for consideration or any shareholder communication should be made to our Secretary, Patrick McGowan.

The Company's Board of Directors is currently evaluating the composition of its Board and intends to seek nominees who are experts in areas to be beneficial to the Company and who will be independent.

Meetings of Directors During the Last Fiscal Year

The Company's Board of Directors held 5 meetings during the fiscal year ended May 31, 2008. Each director attended at least 75% of the total number of board meetings held while he was a director. In addition, the Board took action 14 times by way of written consent during the fiscal year ended May 31, 2008.

The Company does not have a formal policy with respect to director attendance at annual stockholders meetings, however, all directors are encouraged to attend. A total of three directors from the Board of Directors as it was comprised at the time attended the annual stockholders meeting last year.

Stockholder Communications

Stockholders may contact an individual director, the Board of Directors as a group, or a specified board committee or group, either by: (a) writing to MIV Therapeutics, Inc., Suite 1-8765 Ash Street, Vancouver, British Columbia, V6P 6T3, Attn: Secretary; or (b) sending an e-mail message to Patrick.McGowan@mivtherapeutics.com.

Our Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom they are to be presented, or if no addressee is specified, to the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Code of Ethics

We have a Code of Ethics that applies to all directors and officers. This code summarizes the legal, ethical and regulatory standards that must be followed and is a reminder to the directors and officers of the seriousness of that commitment. Compliance with this Code of Ethics and high standards of business conduct is mandatory for each director and officer. As adopted, the Code of Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

    honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    compliance with applicable governmental laws, rules and regulations;

    the prompt internal reporting of violations of the Code of Ethics to the appropriate person or persons identified in the Code of Ethics; and

    accountability for adherence to the Code of Ethics.

The Company will provide a copy of the Code of Ethics to any person without charge, upon request. Requests can be sent to: MIV Therapeutics Inc., at Suite 1, 8765 Ash Street, Vancouver, British Columbia, V6P 2T3.

Audit Committee Report

The Board of Directors serves as the Audit Committee. None of the members of the Board are considered independent as defined under the applicable listing standards of the American Stock Exchange and the Securities and Exchange Commission ("SEC") rules currently in effect.

The Audit Committee hereby submits the following report:

    We have reviewed and discussed with management the Company's audited financial statements as of, and for, the year ended May 31, 2008.

    We have discussed with the independent auditors, Ernst & Young, LLC, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as may be modified or supplemented.

    We have received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and have discussed with the independent auditors the auditors' independence.

Based on the review and discussions referred to above, we recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2008.

This report furnished by the Board of Directors serving as the Audit Committee: Alan P. Lindsay, Dr. I. Mark Landy and Patrick A. McGowan.

Involvement in Certain Legal Proceedings

Except as disclosed in this proxy statement, during the past five years none of our directors or executive officers is, or has been, a general partner or executive officer of any business that filed a bankruptcy petition (or had a bankruptcy petition filed against it), either at the time of filing or within two years prior to such time.

None of our directors or executive officers has, within the past five years, been convicted in a criminal proceeding or been the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).

None of our directors or executive officers has, within the past five years, been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

None of our directors or executive officers has, within the past five years, been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Certain Relationships and Related Transactions

Except for the transactions described below, since the beginning of our last fiscal year, none of our directors, nominees, officers or principal stockholders, nor any immediate family member of the foregoing, have any material interest, direct or indirect, in any transaction, or in any proposed transaction, in which our company was or is to be a participant and in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years.

During the year ended May 31, 2008, the Company paid or accrued $1,105,136 of management and consulting fees to three directors and three officers of the Company.  Of this amount, $372,487 was charged to research and development.

During the year ended May 31, 2007, the Company paid or accrued $1,002,702 of management and consulting fees to four directors and two officers of the Company. Of this amount, $234,768 was charged to research and development.

All related party transactions are required to be reviewed and approved by the Board of Directors of the Company.

Conflicts of Interest

To our knowledge, and other than as disclosed in this proxy statement, there are no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests except that certain of the directors and officers serve as directors and officers of other companies, and therefore it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities with the SEC. Based on our review of the reports furnished to us by our officers, directors and greater than ten percent stockholders, during the fiscal year ended May 31, 2008, all such reports were timely filed, except as follows:
Reporting Person	No. of Late Reports During the Fiscal Year Ended May 31, 2008
I. Mark Landy	2
Alan P. Lindsay	1
Patrick A. McGowan	1

EXECUTIVE COMPENSATION

Summary Compensation Table

Particulars of compensation awarded to, earned by or paid during the last two fiscal years to:

(a) the person(s) serving as our company's principal executive officer during the year ended May 31, 2008;

(b) each of our company's two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the year ended May 31, 2008, and whose total compensation exceeds $100,000 per year; and

(c) individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of our Company at the end of the year ended May 31, 2008;

(individually a "named executive officer" and collectively, the "named executive officers") are set out in the summary compensation table below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen-sation ($)	Non-qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation Compen-sation ($)	Total ($)
Alan P. Lindsay Chairman	2008 2007	297,828 256,732	- -	20,590 27,987	159,940(2) 235,283(2)	- -	-	- -	478,358 20,002
Dr. Mark Landy President and Chief Executive Officer	2008 2007	363,300 240,000	- -	23,628 45,600	1,641,154(3) 235,283(3)	- -	- -	- -	2,028,082 520,883
Patrick A. McGowan CFO, Executive VP & Secretary	2008 2007	169,875 141,311	14,109 -	- 12,847	85,106(4) 56,467(4)	- -	- -	- -	269,090 210,625
Dr. Dov Shimon(5) CEO & President of SagaX Inc.	2008 2007	79,860 146,410	- -	- 14,080	- -	- -	- -	- -	79,860 160,490
Dr. Tom Troczynski(6) VP of Coatings	2008 2007	48,258 74,278	- -	- -	- -	- -	- -	- -	48,258 74,278
Rajesh Vaishnav President & COO of BioSync Scientific Pvt. Ltd.	2008 2007	167,548 43,457	- -	371,250 -	85,106(7) 513,760(7)	- -	- -	- -	623,904 557,217

(1) This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 and 2007 financial years (the 2007 amounts also includes amount recognized in prior financial years) for the fair value of stock options granted to each Named Executive Officer, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the options, refer to Note 13 under the heading "Stock-Based Compensation" in our consolidated financial statements.

(2) Represents options to acquire 54,500 shares in 2008 and 50,000 shares in 2007.

(3) Represents options to acquire 865,000 shares in 2008 and 50,000 shares in 2007

(4) Represents options to acquire 29,000 shares in 2008 and 12,000 shares in 2007.

(5) Dr. Dov Shimon resigned as a director effective November 13, 2007.

(6) Dr. Tom Troczynski ceased to be VP of Coating on December 31, 2007.

(7) Represents options to acquire 29,000 shares in 2008 and 100,000 shares in 2007.

We do not have any long-term incentive plans, pension plans or similar compensatory plans for our executive officers or directors.

Outstanding Equity Awards as of May 31, 2008

The following table summarizes the outstanding equity awards as of May 31, 2008 for each of our named executive officers:
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Alan P. Lindsay	30,000 50,000 20,000 20,000 380,000 50,000 54,500	- - - - - - -	N/A N/A N/A N/A N/A N/A N/A	1.70 2.00 2.10 3.00 4.00 5.50 5.50	03/03/2013 02/15/2010 04/23/2008 12/16/2008 05/17/2011 04/03/2012 01/18/2013	N/A N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A N/A
Mark Landy	20,000 500,000 50,000 65,000 373,334 426,666 400,000 400,000	- - - - - - - -	N/A N/A N/A N/A N/A N/A N/A N/A	6.00 6.00 5.50 5.50 5.50 5.50 3.00 3.00	05/21/2012 05/17/2013 04/03/2013 01/18/2013 01/15/2015 01/15/2015 09/24/2009 03/04/2010	N/A N/A N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A N/A N/A
Patrick A. McGowan	30,000 40,000 20,000 10,000 20,000 12,00 29,000	- - - - - - -	N/A N/A N/A N/A N/A N/A N/A	1.70 2.00 2.10 3.00 6.00 5.50 5.50	03/03/2013 02/15/2010 04/23/2008 12/16/2008 03/17/2011 04/03/2012 01/18/2013	N/A N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A N/A

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

The following discussion of certain employment agreements entered into with our executive officers does not purport to be complete and is qualified in its entirety by reference to each such agreement, copies of which have been filed with the SEC.

Alan Lindsay

We entered into a Development Services Agreement with Alan Lindsay and Associates Ltd. (the "Consultant") dated March 1, 2005. Pursuant to the Agreement we agreed to retain the Consultant, and through the Consultant Mr. Lindsay, to provide development and financing services as may be necessary and determined by our company to both develop and finance our technology and business. The term of the agreement is five years commencing March 1, 2005 and expiring on March 1, 2010. Under the terms of the Development Services Agreement, Mr. Lindsay shall be paid US$ 17,250 per month, subject to a 10% increase on an annual basis and receive 1,200,000 options to purchase shares of common stock of the Company at $0.20 per share. In the event of a change in control, all of Mr. Lindsay's outstanding options shall immediately vest. Mr. Lindsay's agreement may be terminated by us without cause upon 360 calendar days notice. In the event that Mr. Lindsay's agreement is terminated without cause or is not renewed at the end of its term, then in addition to the amounts due to him under his agreement, Mr. Lindsay will receive a termination fee equal to the aggregate remaining fee due to him for the unexpired remainder of the Term plus three months fee ("Termination Fee"). Further, in the event Mr. Lindsay is remove or not reappointed as an officer; (2) there is a change in control of the Board of Directors or the Company; or (3) Mr. Lindsay's agreement is terminated without cause, then Mr. Lindsay will receive a fee equal to two times the Termination Fee.

Mark Landy

We entered into an employment agreement (the "Employment Agreement") and indemnity agreement (the "Indemnity Agreement") with Dr. Landy on January 15, 2008 pursuant to his appointment as Chief Executive Officer of our company.  Pursuant to the terms of the Employment Agreement, Dr. Landy agreed to act as President and Chief Executive Officer of the Company and to serve as a member of our Board of Directors for a period of five years from January 1, 2008, with automatic one year renewals, unless earlier terminated.

In consideration for his services, we agreed to provide Dr. Landy an annual salary of not less than $360,000, participation in our benefit plans and a monthly stipend to obtain medical or other insurance. In addition, Dr. Landy is entitled to a bonus as determined by the Board of Directors and our company agreed to issue to him (i) options to acquire up to 500,000 shares of common stock at an exercise price of not more than $6.00 per share, (ii) options to acquire up to 115,000 shares of common stock at an exercise price of not more than $5.50 per share, and (iii) options to acquire up to 800,000 shares of common stock at an exercise price of not more than $5.50 per share issuable pursuant to a vesting schedule, all of which shall be exercisable for a period of not less than seven years, as well as such other options as may be determined by our company.

Further, under the terms of the Indemnification Agreement, we have agreed to indemnify Dr. Landy against all costs resulting from any action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative or investigative or otherwise instituted against Dr. Landy by reason of Dr. Landy's position as a director, officer, employee or control person or agent of the Company, or any subsidiary of our company. We have agreed to advance all expenses to be incurred by Dr. Landy in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding contemplated by the Indemnification Agreement.

Patrick McGowan

We entered into an executive employment agreement with Mr. Patrick McGowan dated January 1, 2005. Pursuant to the agreement, we will employ Mr. McGowan in an executive capacity, commenced on January 1, 2005 and will continue until May 1, 2007. Mr. McGowan's executive employment agreement was amended for an additional two years until May 2009. Under the terms of the amendment, Mr. McGowan shall be paid a total annual salary of CAD$169,400 up to April 30, 2008. Thereafter, we shall increase Mr. McGowan's salary by 10%. In addition, Mr. McGowan will receive 10% of options held by Mr. McGowan at the time of issuance in each calendar year 2008 and 2009. The exercise price of the options shall be based on the closing share price as of such dates. In the event of a change in control, we can either (i) pay Mr. McGowan a lump sum equal to two times Mr. McGowan's then current annual income in addition to any amounts owing to Mr. McGowan under his executive employment agreement or (ii) renew the term of this amendment for no less than 12 months beginning on the effective date of the change of control.

Rajesh Vaishnav

We entered into a two-year executive services agreement with Mr. Rajesh Vaishnav (the "Executive") and Biosync Scientific Pvt. Ltd. ("Biosync") dated February 16, 2007. Pursuant to the agreement, we will employ Mr. Vaishnav as the President and Chief Operating Officer of Biosync. Under the terms of the executive services agreement Mr. Vaishnav will be paid $12,000 per month and will receive up to an aggregate of 400,000 shares of common stock of our company. Mr. Vaishnav will receive (i) 75,000 share when Biosync receives a CE Mark for its present bare-metal stent; (ii) 75,000 shares upon the earlier of (a) the date upon which Biosync first launches the sale of a HAp stent in India; (b) the date upon which Biosync first launches the sale of a drug-eluting stent in India; or (c) the date upon which Biosync first reaches $3,000,000 in gross product sales during any fiscal year after the effective date of this agreement; (iii) 100,000 shares upon which Biosync first reaches $6,000,000 in gross product sales; and (iv) 150,000 shares to be distributed in equal 37,500 share increments for each of the six month periods over the next two years.

Compensation of Directors

The following table summarizes the compensation of our company's directors for the year ended May 31, 2008:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards (2) ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compen-sation ($)	Non-qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)
Alan P. Lindsay	-	-	-	-	-	-	Nil
I. Mark Landy	-	-	-	-	-	-	Nil
Patrick A. McGowan	-	-	-	-	-	-	Nil

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Ernst & Young LLP has been appointed as our independent registered public accountants for the year ending May 31, 2009. Ernst & Young LLP. audited the Company's financial statements for the years ended May 31, 2008 and 2007.

The Company anticipates that a representative of Ernst & Young LLP will be present at the annual and special meeting. The representative will have the opportunity to make a statement if they desire to do so. It is expected the representative will not be available to respond to questions.

In the event ratification by the stockholders of the appointment of Ernst & Young LLP as the Company's independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

Ernst & Young LLP performed the services listed below and was paid the fees listed below for the fiscal years ended May 31, 2008 and 2007:

Audit Fees

2008	2007
$280,000	$234,150

Audit Fees consists of fees billed for professional services rendered for the audits of our financial statements, reviews of interim financial statements included in quarterly reports, services performed in connection with filings with the SEC and related comfort letters and other services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit - Related Fees

2008	2007
None	None

Audit-Related Fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

2008	2007
$9,000	$6,000

We engaged Dale Matheson Carr-Hilton Labonte to provide us with tax services. Tax Fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees

2008	2007
None	None

All Other Fees consists of fees billed for accounting services related to stock options and financing matters.

Pre-Approval of Services by the Independent Auditor

The board of directors is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company's independent auditor, Ernst & Young LLP. The board of directors will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Ernst & Young LLP. Thereafter, the board of directors will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Ernst & Young LLP which are not prohibited by law. The board of directors has approved all of the audit and permitted non-audit services performed by Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING MAY 31, 2009

PROPOSAL NUMBER THREE:

APPROVAL OF INCREASE IN AUTHORIZED CAPITAL

The Board of Directors is seeking shareholder approval to amend the Company's Articles of Incorporation to increase the authorized share capital of the Company from 48,000,000 shares of common stock to 200,000,000 shares of common stock with the same par value of $0.001 per share (the Company's number of authorized shares of preferred stock, par value $0.001 per share, shall remain unchanged at 20,000,000 shares). The purpose of this proposed increase in authorized share capital is to make available additional shares of common stock for issuance for general corporate purposes, including financing activities, without the requirement of further action by the shareholders of the Company. The Board of Directors has considered potential uses of the additional authorized shares of common stock, which may include the seeking of additional equity financing through public or private offerings, establishing additional employee or director equity compensation plans or arrangements or for other general corporate purposes. Increasing the authorized number of shares of the common stock of the Company will provide the Company with greater flexibility and allow the issuance of additional shares of common stock in most cases without the expense or delay of seeking further approval from the shareholders. The Company is at all times investigating additional sources of financing which the Board of Directors believes will be in the Company's best interests and in the best interests of the shareholders of the Company.

The shares of common stock do not carry any pre-emptive rights. The adoption of the amendment to the Company's Articles of Incorporation to increase the Company's authorized share capital will not of itself cause any changes in the Company's capital accounts.

The increase in authorized share capital will not have any immediate effect on the rights of existing shareholders. However, the Board of Directors will have the authority to issue authorized shares of common stock without requiring future approval from the shareholders of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing shareholders' percentage equity ownership interests and, depending upon the price at which such shares of common stock are issued, could be dilutive to the existing shareholders. Any such issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock of the Company.

One of the effects of the proposed increase in authorized share capital, if adopted, however, may be to enable the Board of Directors to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company which the shareholders of the Company might view as desirable.

The Company has no current plans, proposals or arrangements to issue any of the additional shares that will become authorized share capital of the Company pursuant to the proposed increase in authorized share capital described herein.

Under Nevada law the Company's shareholders are not entitled to appraisal rights with respect to the increase in authorized share capital.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE THE INCREASE IN THE COMPANY'S AUTHORIZED SHARE CAPITAL

PROPOSAL NUMBER FOUR:

APPROVAL OF 2008 STOCK INCENTIVE PLAN

Summary of 2008 Stock Incentive Plan

On December 8, 2008, our Board of Directors authorized and approved the adoption of the 2008 Stock Incentive Plan (the "Plan") effective December 8, 2008, under which an aggregate of 2,500,000 of our shares may be issued.

The following summary of the Plan is not complete and is qualified in its entirety by reference to the Plan, a copy of which is included as Schedule A hereto.

Purpose

The purpose of the Plan is to advance the interests of the Company by encouraging "Eligible Participants" to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive in their efforts on behalf of the Company and the conduct of their affairs. The term "Eligible Participants" means any person who is an officer, director or employee or consultant of the Company, including individuals who are foreign nationals or employed or reside outside the United States.

The Plan provides for the granting of incentive awards ("Awards") as the Compensation Committee (if any) or any other committee appointed by the Board to administer the Plan (the "Administrator") or the Board may from time to time approve.

Awards

Under the Plan, the Administrator is authorized to award to eligible participants, among other things: (i) shares, including restricted shares, (ii) options, (iii) stock appreciation rights, (iv) restricted stock and restricted stock units, (v) deferred stock units, (vi) dividend equivalent rights, or (vii) any combination of the foregoing.

Authorized Shares

The maximum number of shares which may be issued pursuant to awards under the Plan is 2,500,000. Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan except that shares (i) covered by an Award which is forfeited or cancelled, expires or is settled in cash, or (ii) withheld to satisfy a grantee's minimum tax withholding obligations, shall be deemed not to have been issued for purposes of determining the maximum number of shares which may be issued under the Plan. In addition, only the net number of shares that are issued pursuant to the exercise of an Award shall be counted against the maximum number of shares issuable under the Plan.

No insider of the Company is eligible to receive an Award where (i) the insider is not a director or senior officer of the Company, (ii) any Award, together with all of the Company's other previously established or proposed Awards under the Plan could result at any time in (A) the number of shares reserved for issuance pursuant to options granted to insiders exceeding 50% of the outstanding issue of common stock, or (B) the issuance to insiders pursuant to the exercise of options within a one year period of a number of shares exceeding 50% of the outstanding issue of common stock.

Under the Plan, the maximum number of shares with respect to one or more options and/or stock appreciate rights that may be granted during any one calendar year under the Plan to any one grantee shall be 1,500,000 (all of which may be granted as incentive stock options). In addition, the maximum aggregate grant with respect to Awards of restricted stock, unrestricted shares, restricted stock units and deferred stock units in any one calendar year to any one grantee shall be 1,500,000.

Powers of the Administrator

Under the Plan, the Administrator has the power and authority, in its discretion, to, among other things: (i) construe and interpret the Plan and any agreements defining the rights and obligations of the Company and the grantees under the Plan, (ii) select eligible participants to whom Awards may be granted, (iii) determine whether and to what extent Awards are granted under the Plan, (iv) determine the number of shares or the amount or other consideration to be covered by each Award, (v) approve forms of Award agreements for use under the Plan, (vi) determine the terms and conditions of any Award granted under the Plan, (vii) amend the terms of any outstanding Award granted under the Plan (subject to the grantee's consent in certain instances), (viii) subject to regulatory approval, amend or suspend the Plan or revoke or alter any action taken in connection therewith, and (ix) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award agreement. The term of each Award shall be stated in an Award Agreement.

Certain Terms

In the event the shares become listed on an exchange, and to the extent required by the rules of the exchange, the following terms and conditions shall apply to an Award in addition to those set out under the Plan, as applicable: (i) the exercise price of an Award must not be lower than the fair market value of the shares on the exchange at the time the Award is granted, (ii) the exercise price of an Award granted to an insider cannot be reduced, or the terms of the Award cannot be extended to benefit an insider, unless the Company obtains disinterested shareholder approval, (iii) the number of securities issuable to insiders at any time under all of the Company's security-based compensation arrangements cannot exceed 10% of the Company's total issued and outstanding common stock, unless the Company obtains disinterested shareholder approval, and (iv) the number of securities issued to insiders, within any one year period, under all of the Company's security-based compensation arrangements cannot exceed 10% of the issued and outstanding common stock, unless the Company obtains disinterested shareholder approval.

Payment for shares pursuant to the Plan may be made by cash, by the surrender of shares, by way of a deemed net stock exercise or by way of a cashless exercise.

The Plan also contains provisions in respect of (i) adjustments upon changes in capitalization due to, among other things, stock splits or dividends, (ii) a corporate transaction, change in control or related entity disposition in which the Company is not the surviving corporation and in which the Company is the surviving corporation. In the event of a change of control, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change of control.

The Board may amend, suspend or terminate this Plan at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Shareholder approval shall be required for the following types of amendments to this Plan: (i) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing insider participation; or (ii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favorable to Grantees. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Award may be granted during any suspension of this Plan or after termination of this Plan.

Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided, however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

Federal Income Tax Consequences

The U.S. federal income tax consequences to the Company and Participants under the Plan are complex and subject to change. The following discussion is a summary of the general rules applicable to awards granted under the Plan to a Participant who performs services within the United States or is a United States citizen or resident. The tax consequences may be affected by various income tax treaties. Participants under the Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

The Company has been advised that, based on the current provisions of the Code, the federal income tax consequences of the grant, vesting and exercise of awards under the 2008 Stock Incentive Plan and the subsequent disposition of shares of common stock acquired under the 2008 Stock Incentive Plan will be as described below. The following discussion addresses only the general federal income tax consequences of awards. Participants in the 2008 Stock Incentive Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations. It is intended that the underlying benefits that are required to be treated as deferred compensation to which Internal Revenue Code section 409A is applicable, will comply with statute and the underlying agency guidance interpreting that section.

In the case of an exercise of a Non-Qualified Stock Option or SAR, the participant will recognize ordinary income in an amount equal to the difference between the option exercise price (or SAR grant price) and the Fair Market Value of the Company's common stock on the exercise date. Likewise, in the case of a common law employer-employee relationship, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for the Federal Insurance Contributions Act ("FICA") and the Federal Unemployment Tax Act ("FUTA") purposes. This will require reporting and payment of Old Age Survivors and Disability Insurance ("OASDI"), assuming the FICA-OASDI Taxable Wage Base has not been exceeded for the year of exercise, and Hospital Insurance ("HI"). For awards, other than Incentive Stock Options issued to non-employees, the income from the exercise of the grant will be taxable as self-employment income and will therefore be subject to both federal and state income taxes as well as self-employment taxes to the individual.

In the case of an Incentive Stock Option, there is no tax liability at the time of exercise. However, the excess of the Fair Market Value of the Company's common stock on the exercise date over the option exercise price is included in the participant's income for purposes of the alternative minimum tax. If no disposition of the Incentive Stock Option stock is made before the later of one year from the date of exercise or two years from the date the Incentive Stock Option is granted, the participant will realize a long-term capital gain or loss upon a sale of the stock equal to the difference between the option exercise price and the sale price. If the stock is not held for the required period, it is considered to be a "disqualifying disposition," and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the balance of any gain or loss will be treated as capital gain or loss (long- term or short-term, depending on whether the shares have been held for more than one year). In an employer-employee relationship, if the stock received through the exercise of an Incentive Stock Option is held for the required period, and there is no disqualifying disposition, FICA and FUTA taxes will not apply. In an employer-employee relationship, if the stock received through the exercise of an Incentive Stock Option is not held for the required period (a disqualifying disposition), the FICA and FUTA taxes will apply to the difference between the option exercise price and the Fair Market Value of the Company's common stock on the exercise date.

In the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the value of the Company's common stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

In the case of all other awards, the participant generally will recognize ordinary income equal to the value of the common stock received by the participant at the time of distribution, or if later, when such shares are no longer subject to a substantial risk of forfeiture. To the extent that such an award is considered as an award of deferred compensation, it will be likely, under application of the "special timing rule," that its present value will be treated for employment tax purposes as wages and FICA and FUTA will be assessed at the later of the date of the performance of services or the elimination of a substantial risk of forfeiture for entitlement to the benefit.

The Company will generally be allowed an income tax deduction simultaneous with, and equal to, the ordinary income recognized by the participant. The Company does not receive an income tax deduction as a result of the exercise of an Incentive Stock Option, provided that the Incentive Stock Option stock is held for the required period as described above.

The Company may not deduct compensation of more that $1,000,000 that is paid in a taxable year to certain "covered employees" as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options granted under the 2008 Plan is qualified performance-based compensation and therefore not subject to the deduction limit.

New Plan Benefits

The following sets forth information as of January 13, 2009 concerning certain past stock option grants under the 2008 Stock Incentive Plan:

2008 Stock Incentive Plan
Name and Position	Dollar Value ($)	Number of Options
Alan P. Lindsay, Chairman	$198,000	600,000
Mark Landy, President and CEO	$483,450	1,465,000
Patrick McGowan, Secretary	Nil	Nil
Executive Group	$681,450	2,065,000
Employee Group	Nil	Nil

  The last reported sales price for our shares of common stock on the Over the Counter Bulletin Board on January 13, 2009 was $0.33 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE THE 2008 STOCK INCENTIVE PLAN

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for the Company's proxy statement and form of proxy for this current annual and special meeting of stockholders will be January 22, 2009. The deadline for submission of stockholder proposals to be included in the proxy statement and form of proxy for the Company's next annual meeting of stockholders will be September 24, 2009 or a reasonable time before the Company begins to print its proxy materials. Stockholder proposals must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals in order to be included in the Company's proxy statement for that meeting.

For any stockholder that intends to present a proposal that will not be included in the proxy statement for an annual meeting, but is instead sought to be presented directly at the annual meeting, SEC rules permit management to vote proxies in its discretion if we received notice of the proposal after the close of business on December 7, 2009 (or a reasonable time before the Company begins to print its proxy materials) in respect of our 2009 Annual and Special Meeting and advise stockholders in the 2008 proxy statement about the nature of the matter and how management intends to vote on such matter.

Proposals or notices of intention to present proposals should be addressed to: Patrick A. McGowan, Secretary, MIV Therapeutics, Inc., Suite 1, 8765 Ash Street, Vancouver, British Columbia, V6P 6T3.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding our company.

January 20, 2009.	By Order of the Board of Directors of MIV Therapeutics, Inc. /s/ "Alan P. Lindsay" Alan P. Lindsay Chairman of the Board and a director

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SCHEDULE A

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2008 STOCK INCENTIVE PLAN

For:

MIV THERAPEUTICS, INC.

Dated December 8, 2008

MIV Therapeutics, Inc.
Unit 1 - 8765 Ash Street, Vancouver, British Columbia, Canada, V6P 6T3

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MIV THERAPEUTICS, INC.

2008 STOCK INCENTIVE PLAN

1. PURPOSE

1.1 The purpose of this 2008 Stock Incentive Plan (the "Plan") is to advance the interests of MIV Therapeutics, Inc. (the "Company") by encouraging Eligible Participants (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

1.2 This Plan is specifically designed for Eligible Participants of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards (as herein defined) under this Plan may be issued to other Eligible Participants.

2. DEFINITIONS

2.1 As used herein, the following definitions shall apply:

(a) "Administrator" means the Committee or otherwise the Board;

(b) "Affiliate" and "Associate" have the meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act;

(c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate laws, state or provincial securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein;

(d) "Award" means the grant of an Option, SAR, Restricted Stock, unrestricted Shares, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan;

(e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto;

(f) "Award Right" means each right to acquire a Share pursuant to an Award;

(g) "Board" means the Board of Directors of the Company;

(h) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

(i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

(iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

(iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person;

(i) "Change of Control" means, except as provided below, a change in ownership or control of the Company effected through any of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept;

(ii) a change in the composition of the Board over a period of 36 months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

(iii) the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or

(iv) approval by the shareholders of the Company of a plan to dissolve and liquidate the Company.

Notwithstanding the foregoing, the following transactions shall not constitute a "Change of Control":

(i) the closing of any public offering of the Company's securities pursuant to an effective registration statement filed under the United States Securities Act of 1933, as amended;

(ii) the closing of a public offering of the Company's securities through the facilities of any stock exchange; or

(iii) with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth previously in this definition shall constitute a Change of Control for purposes of this Plan or any Award Agreement unless such event also constitutes a "change in the ownership", a "change in the effective control" or a "change in the ownership of a substantial portion of the assets of the corporation" as defined under Section 409A of the Code and Treasury guidance formulated thereunder, which guidance currently provides that:

(A) a change in ownership of a corporation shall be deemed to have occurred if any one person or more than one person acting as a group acquires stock of a corporation that constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the corporation. Stock acquired by any person or group of people who already owns more than 50% of such total Fair Market Value or total voting power of stock shall not trigger a change in ownership;

(B) a change in the effective control of a corporation generally shall be deemed to have occurred if within a 12-month period either:

(I) any one person or more than one person acting as a group acquires ownership of stock possessing 35% or more of the total voting power of the stock of the corporation; or

(II) a majority of the members of the corporation's board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election; and

(C) a change in the ownership of a substantial portion of the corporation's assets generally is deemed to occur if within a 12-month period any person, or more than one person acting as a group, acquires assets from the corporation that have a total gross fair market value at least equal to 40% of the total gross fair market value of all the corporation's assets immediately prior to such acquisition. The gross fair market value of assets is determined without regard to any liabilities;

(j) "Code" means the United States Internal Revenue Code of 1986, as amended;

(k) "Committee" means the Compensation Committee or any other committee appointed by the Board to administer this Plan in accordance with the provisions of this Plan; provided, however, that:

(i) the Committee shall consist of two or more members of the Board;

(ii) the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief is sought by the Company, Section 162(m) of the Code, respectively, are applicable;

(iii) the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements set forth in Section 0 shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan; and

(iv) members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board;

(l) "Common Stock" means the common stock of the Company;

(m) "Company" means MIV Therapeutics, Inc., a Nevada corporation;

(n) "Consultant" means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity;

(o) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least 36 months, or (ii) have been Board members for less than 36 months and were appointed or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such appointment or nomination was approved by the Board;

(p) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant that is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 calendar days, unless reemployment upon expiration of such leave is guaranteed by statute or contract;

(q) "Corporate Transaction" means any of the following transactions:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

(r) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code;

(s) "Deferred Stock Units" means Awards that are granted to Directors and are subject to the additional provisions set out in Subpart A which is attached hereto and which forms a material part hereof;

(t) "Director" means a member of the Board or the board of directors of any Related Entity;

(u) "Disability" or "Disabled" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the above, (i) with respect to an Incentive Stock Option, Disability or Disabled shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder;

(v) "Disinterested Shareholder Approval" means approval by a majority of the votes cast by all the Company's shareholders at a duly constituted shareholders' meeting, excluding votes attached to shares beneficially owned by Insiders;

(w) "Eligible Participant" means any person who is an Officer, a Director, an Employee or a Consultant, including individuals who are foreign nationals or are employed or reside outside the United States;

(x) "Employee" means any person who is a full-time or part-time employee of the Company or any Related Entity;

(y) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(z) "Fair Market Value" means, as of any date, the value of a Share determined in good faith by the Administrator. By way of illustration, but not limitation, for the purpose of this definition, good faith shall be met if the Administrator employs the following methods:

(i) Listed Stock. If the Common Stock is traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be (A) the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported in The Wall Street Journal or a similar publication, or (B) if the rules of the applicable stock exchange require, the volume-weighted average trading price for five days prior to the date the Board approves the grant of the Award. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Common Stock is reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Common Stock is traded or quoted. If the rules of any applicable stock exchange or system require a different method of calculating Fair Market Value, then such method as is required by those rules;

(ii) Stock Quoted by Securities Dealer. If Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted;

(iii) No Established Market. If Common Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (A) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants; (B) the Company's net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any; and (C) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry;

(iv) Additional Valuation. For publicly traded companies, any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations; or

(v) Non-Publicly Traded Stock. For non-publicly traded stock, the Fair Market Value of the Common Stock at the Grant Date based on an average of the Fair Market Values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant's status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Common Stock offered under the Award is publicly traded, a good faith attempt under this definition shall not be met unless the Fair Market Value of the Common Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations);

(aa) "Grantee" means an Eligible Participant who receives an Award pursuant to an Award Agreement;

(bb) "Grant Date" means the date the Administrator approves that grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied;

(cc) "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code;

(dd) "Insider" means:

(i) a Director or Senior Officer of the Company;

(ii) a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

(iii) a person that has

(A) direct or indirect beneficial ownership of,

(B) control or direction over, or

(C) a combination of direct or indirect beneficial ownership of and control or direction over,

securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

(iv) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

(ee) "Named Executive Officer" means, if applicable, an Eligible Participant who, as of the date of vesting and/or payout of an Award, is one of the group of Covered Employees as defined;

(ff) "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option;

(gg) "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder;

(hh) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan;

(ii) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code;

(jj) "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code;

(kk) "Plan" means this 2008 Stock Incentive Plan as amended from time to time;

(ll) "Related Entity" means any Parent or Subsidiary, and includes any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than 50% ownership interest, directly or indirectly;

(mm) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity;

(nn) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as, established by the Administrator and specified in the related Award Agreement;

(oo) "Restricted Stock Unit" means a notional account established pursuant to an Award granted to a Grantee, as described in this Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable only in Shares;

(pp) "Restriction Period" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Administrator, in its sole discretion) or the Restricted Stock is not vested;

(qq) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock;

(rr) "SEC" means the United States Securities Exchange Commission;

(ss) "Senior Officer" means:

(i) the chair or vice chair of the Board, the president, the chief executive officer, the chief financial officer, a vice-president, the secretary, the treasurer or the general manager of the Company or a Related Entity;

(ii) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in Section 0 above; and

(iii) the five highest paid employees of the Company or a Related Entity, including any individual referred to in Section 0 or 0 and excluding a commissioned salesperson who does not act in a managerial capacity;

(tt) "Share" means a share of the Common Stock; and

(uu) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. STOCK SUBJECT TO THE PLAN

Number of Shares Available
3.1

(a) Subject to the provisions of Section 0, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) under this Plan is 2,500,000 (the "Maximum Number"). See Section 0 for Reservation of Shares.

(b) Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan except that Shares (i) covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, or (ii) withheld to satisfy a Grantee's minimum tax withholding obligations, shall be deemed not to have been issued for purposes of determining the Maximum Number of Shares which may be issued under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award shall be counted against the Maximum Number.

(c) However, in the event that prior to the Award's cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of beneficial ownership pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

Shares to Insiders

3.2 Subject to Section 0 and 0, no Insider of the Company is eligible to receive an Award where:

(a) the Insider is not a Director or Senior Officer of the Company;

(b) any Award, together with all of the Company's other previously established or proposed Awards under the Plan could result at any time in:

(i) the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 50% of the outstanding issue of Common Stock; or

(ii) the issuance to Insiders pursuant to the exercise of Options, within a one year period of a number of Shares exceeding 50% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award shall cease to apply if it is no longer required under any Applicable Laws.

Limitations on Award

3.3 Unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation, the following limits (the "Award Limits") shall apply to grants of Awards to Grantees subject to the Award Limits by Applicable Laws under this Plan:

(a) Options and SARs. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 0), the maximum number of Shares with respect to one or more Options and/or Stock Appreciation Rights that may be granted during any one calendar year under the Plan to any one Grantee shall be 1,500,000; all of which may be granted as Incentive Stock Options); and

(b) Other Awards. The maximum aggregate grant with respect to Awards of Restricted Stock, unrestricted Shares, Restricted Stock Units and Deferred Stock Units (or used to provide a basis of measurement for or to determine the value of Restricted Stock Units and Deferred Stock Units) in any one calendar year to any one Grantee (determined on the date of payment of settlement) shall be 1,500,000.

4. ADMINISTRATION

Authority of Plan Administrator

4.1 Authority to control and manage the operation and administration of this Plan shall be vested in the Administrator.

Powers of the Administrator

4.2 Subject to Applicable Laws and the provisions of the Plan or subplans hereof (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive power and authority, in its discretion:

(a) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Grantees under this Plan;

(b) to select the Eligible Participants to whom Awards may be granted from time to time hereunder;

(c) to determine whether and to what extent Awards are granted hereunder;

(d) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(e) to approve forms of Award Agreements for use under the Plan, which need not be identical for each Grantee;

(f) to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(g) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an existing Award shall not be made without the Grantee's consent unless as a result of a change in Applicable Law;

(h) to suspend the right of a holder to exercise all or part of an Award for any reason that the Administrator considers in the best interest of the Company;

(i) subject to regulatory approval, amend or suspend the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan, shall, without the written consent of all Grantees, alter or impair any Award granted under the Plan unless as a result of a change in the Applicable Law;

(j) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(k) to further define the terms used in this Plan;

(l) to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(m) to provide for rights of refusal and/or repurchase rights;

(n) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Grantee so consents;

(o) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(p) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

Effect of Administrator's Decision

4.3 All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan. In the event an Award is granted in a manner inconsistent with the provisions of this Section 0, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

Action by Committee

4.4 Except as otherwise provided by committee charter or other similar corporate governance documents, for purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

Limitation on Liability

4.5 To the extent permitted by applicable law in effect from time to time, no member of the Administrator shall be liable for any action or omission of any other member of the Administrator nor for any act or omission on the member's own part, excepting only the member's own wilful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Administrator in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Administrator arising with respect to this Plan or administration thereof or out of membership on the Administrator or by the Company, or all or any combination of the preceding, provided, the member was acting in good faith, within what such member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this Section 0 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Administrator, and the term "person" as used on this Section 0 shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5. ELIGIBILITY

Except as otherwise provided, all types of Awards may be granted to Eligible Participants. An Eligible Participant who has been granted an Award may be, if he or she continues to be eligible, granted additional Awards.

6. AWARDS

Type of Awards

6.1 The Administrator is authorized to award any type of arrangement to an Eligible Participant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of:

(a) Shares, including unrestricted Shares;

(b) Options;

(c) SARs or similar rights with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions;

(d) any other security with the value derived from the value of the Shares, such as Restricted Stock and Restricted Stock Units;

(e) Deferred Stock Units;

(f) Dividend Equivalent Rights, as defined in Section 0; or

(g) any combination of the foregoing.

Designation of Award

6.2 Each type of Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. But see Section 0 regarding exceeding the Incentive Stock Option threshold.

7. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

Grant of Options
7.1

(a) One or more Options may be granted to any Eligible Participant. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Participants those individuals to whom Options under this Plan may be granted. The Shares underlying a grant of an Option may be in the form of Restricted Stock or unrestricted Stock.

(b) Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company shall provide the Grantee with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

(c) The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

General Terms and Conditions

7.2 Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

(a) Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule;

(b) Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten years after the Grant Date (five years in the case of an Incentive Stock Option when the Optionee beneficially owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (a "Ten Percent Stockholder"), as determined with reference to Rule 13d-3 of the Exchange Act), and shall be subject to earlier termination as hereinafter provided;

(c) Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted, at such Exercise Price as may be determined by the Administrator in the Administrator's sole and absolute discretion; provided, however, that the Exercise Price may not be less than 100% of the Fair Market Value of the Shares on the Grant Date with respect to any Options which are granted and, provided further, that the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased shall be made in accordance with Section 0 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date, to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(d) Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Grantee), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Grantee's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased;

(e) Exercise After Certain Events.

(i) Termination of Continuous Services.

(A) Options.

(I) Termination of Continuous Services. If for any reason other than Disability or death, a Grantee terminates Continuous Services with the Company or a Subsidiary, vested Options held at the date of such termination may be exercised, in whole or in part, either (i) at any time within three months after the date of such termination, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior the date of such termination (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).

(II) Continuation of Services as Consultant/Advisor. If a Grantee granted an Incentive Stock Option terminates employment but continues as a Consultant (no termination of Continuous Services), the Grantee need not exercise an Incentive Stock Option within either of the termination periods provided for immediately hereinabove but shall be entitled to exercise, in whole or in part, either (i) at any time within three months after the then date of termination of Continuous Services to the Company or a Subsidiary, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior the date of such then termination of Continuous Services to the Company or the Subsidiary (one year in the event of Disability or death) (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)). However, if the Grantee does not exercise within three months of termination of employment, pursuant to Section 422 of the Code the Option shall not qualify as an Incentive Stock Option.

(B) Disability and Death. If a Grantee becomes Disabled while rendering Continuous Services to the Company or a Subsidiary, or dies while employed by the Company or Subsidiary or within three months thereafter, vested Options then held may be exercised by the Grantee, the Grantee's personal representative, or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one year after the termination because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

Limitations on Grant of Incentive Stock Options
7.3

(a) Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Grantee during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Grantee under any other plan of the Company or any Parent or Subsidiary, shall not exceed $100,000. For purposes of this Section 0, all Options in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(b) Compliance with Section 422 of the Code. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

(c) Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Parent or Subsidiary of the Company.

8. RESTRICTED STOCK AWARDS

Grant of Restricted Stock Awards

8.1 Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. The restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (See Performance Goals, Section 0). All awards of Restricted Stock shall be evidenced by Award Agreements.

Consideration

8.2 Restricted Stock may be issued in connection with:

(a) Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b) Purchase Price. A purchase price, as specified in the Award Agreement related to such Restricted Stock.

Voting and Dividends

8.3 Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

Forfeiture

8.4 In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy the restriction period or a performance objective during the applicable restriction period, any Restricted Stock that has not vested prior to the event of forfeiture shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to vote and receive dividends with respect to the Restricted Stock. Notwithstanding the foregoing, the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock, provided such waiver is in accordance with the Applicable Laws.

Certificates for Restricted Stock

8.5 Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine, including by way of certificates. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, (see Escrow; Pledge of Shares, Section 0) or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

9. UNRESTRICTED STOCK AWARDS

The Administrator may, in its sole discretion, grant (or sell at Fair Market Value or such other higher purchase price determined by the Administrator in the Award Agreement) an Award of unrestricted Shares to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions under this Plan.

10. RESTRICTED STOCK UNITS

Grant of Restricted Stock Units

10.1 Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock Units to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. These restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (See Performance Goals, Section 0). All awards of Restricted Stock Units shall be evidenced by Award Agreements.

Number of Restricted Stock Units

10.2 The Award Agreement shall specify the number of Share equivalent units granted and such other provisions as the Administrator determines.

Consideration

10.3 Restricted Stock Units may be issued in connection with:

(a) Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b) Purchase Price. A purchase price as specified in the Award Agreement related to such Restricted Stock Units.

No Voting Rights

10.4 The holders of Restricted Stock Units shall have no rights as stockholders of the Company.

Dividend Equivalency

10.5 The Administrator, in its sole and absolute discretion, may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Stock Unit. (See Section 0, Dividend Equivalent Right). Such Award Agreement may also provide that such cash payment shall be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid.

Creditor's Rights

10.6 A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

Settlement of Restricted Stock Units

10.7 Each Restricted Stock Unit shall be paid and settled by the issuance of Restricted Stock or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a) a specific date or date determinable by a fixed schedule;

(b) upon the Eligible Participant's termination of Continuous Services to the extent the same constitutes a separation from services for purposes of Section 409A of the Code except that if an Eligible Participant is a "key employee" as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c) as a result of the Eligible Participant's death or Disability; or

(d) in connection with or as a result of a Change of Control in compliance with Section 409A of the Code.

Forfeiture

10.8 Upon failure to satisfy any requirement for settlement as set forth in the Award Agreement, including failure to satisfy any restriction period or performance objective, any Restricted Stock Units held by the Grantee shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to receive dividends with respect to the Restricted Stock Units.

11. DIRECTOR SHARES AND DIRECTOR DEFERRED STOCK UNITS

The grant of Awards of Shares to Directors and the election by Directors to defer the receipt of the Awards of Shares (the "Deferred Stock Units") shall be governed by the provisions of Subpart A which is attached hereto. The provisions of Subpart A are attached hereto as part of this Plan and are incorporated herein by reference.

12. STOCK APPRECIATION RIGHTS

Awards of SARs

12.1 An SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with Section 0 below, for services rendered to the Company. A SAR may be awarded pursuant to an Award Agreement that shall be in such form (which need not be the same for each Grantee) as the Administrator shall from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Grantee to Grantee and between groups of Grantees, and may be based upon performance objectives (See Performance Goals in Section 0).

Term

12.2 The term of a SAR shall be set forth in the Award Agreement as determined by the Administrator.

Exercise

12.3 A Grantee desiring to exercise a SAR shall give written notice of such exercise to the Company, which notice shall state the proportion of Shares and cash that the Grantee desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator. Upon receipt of the notice from the Grantee, subject to the Administrator's election to pay cash as provided in Section 0 below, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 0 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 0 as the "exercise date".

Number of Shares or Amount of Cash

12.4 Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR shall be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR; by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

Effect of Exercise

12.5 A partial exercise of a SAR shall not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

Forfeiture

12.6 In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety.

13. DIVIDEND EQUIVALENT RIGHT

A dividend equivalent right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the dividend equivalent right (or other Award to which it relates) if such Shares had been issued to and held by the recipient (a "Dividend Equivalent Right"). A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Right shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single instalment or instalments, all determined in the sole discretion of the Administrator. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

14. TERMS AND CONDITIONS OF AWARDS

In General

14.1 Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

Term of Award

14.2 The term of each Award shall be the term stated in the Award Agreement.

Transferability
14.3

(a) Limits on Transfer. No right or interest of a Grantee in any unexercised or restricted Award may be pledged, encumbered or hypothecated to or in favor of any party other than to the Company or a Related Entity or Affiliate. No Award shall be sold, assigned, transferred or disposed of by a Grantee other than by the laws of descent and distribution or, in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Administrator may (but need not) permit other transfers where the Administrator concludes that such transferability (i) does not result in accelerated taxation or other adverse tax consequences, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

(b) Beneficiaries. Notwithstanding Section 0, a Grantee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the Grantee's death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Grantee, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If no beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Administrator.

Performance Goals

14.4 In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Grantee that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Administrator shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

In addition, to the extent that Section 409A is applicable, (i) performance-based compensation shall also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months in which the Eligible Participant performs services and (ii) performance goals shall be established not later than 90 calendar days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

Acceleration

14.5 The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 0 in connection therewith), at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that (a) all or a portion of a Grantee's Awards shall become fully or partially exercisable, and/or (b) all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Administrator may, in its sole discretion, declare. The Administrator may discriminate among Grantees and among Awards granted to a Grantee in exercising its discretion pursuant to this Section 0.

Compliance with Section 162(m) of the Code

14.6 Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

Compliance with Section 409A of the Code

14.7 Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

Section 280G of the Code

14.8 Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Grantee has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that shall result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

Exercise of Award Following Termination of Continuous Service

14.9 An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement. Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

Cancellation of Awards

14.10 In the event a Grantee's Continuous Services has been terminated for "Cause", he or she shall immediately forfeit all rights to any and all Awards outstanding. The determination that termination was for Cause shall be final and conclusive. In making its determination, the Board shall give the Grantee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Grantee's behalf. Should any provision to this Section 0. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 0, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

15. ADDITIONAL TERMS IF THE COMPANY BECOMES LISTED ON A STOCK EXCHANGE

15.1 In the event the Shares become listed on a stock exchange, and to the extent required by the rules of such stock exchange, then the following terms and conditions shall apply to an Award in addition to those contained herein, as applicable:

(a) the exercise price of an Award must not be lower than the Fair Market Value (without discount) of the Shares on the stock exchange at the time the Award is granted;

(b) the exercise price of an Award granted to an Insider cannot be reduced, or the term of the Award cannot be extended to benefit an Insider, unless the Company obtains Disinterested Shareholder Approval;

(c) the number of securities issuable to Insiders, at any time, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the Company's total issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval; and

(d) the number of securities issued to Insiders, within any one year period, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval.

16. PAYMENT FOR SHARE PURCHASES

Payment

16.1 Payment for Shares purchased pursuant to this Plan may be made:

(a) Cash. By cash, cashier's check or wire transfer or, at the discretion of the Administrator expressly for the Grantee and where permitted by law as follows:

(b) Surrender of Shares. By surrender of shares of Common Stock of the Company that have been owned by the Grantee for more than six months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares);

(c) Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a "deemed net-stock exercise" by requiring the Grantee to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a = net Shares to be issued to Grantee;

b = number of Awards being exercised;

c = Fair Market Value of a Share; and

d = Exercise price of the Awards;

(d) Cashless Exercise. By a "cashless exercise", in which event the Company shall issue to the Grantee the number of Shares of Common Stock determined as follows:

where:

a = the net Shares to be issued to Grantee;

b = the number of Awards being exercised;

c = the average of the "Closing Sale Prices" of the Shares of Common Stock (as reported by Bloomberg Financial Markets) for at least the two trading days ending on the date immediately preceding the Exercise Date; and

d = the Exercise price of the Award.

For purposes of such an Award, "Closing Sale Price" means, for any security as of any date, the last trade price for such security on the principal securities exchange or trading market for such security, as reported by Bloomberg Financial Markets, or, if such exchange or trading market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 p.m., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Grantee. If the Company and the Grantee are unable to agree upon the fair market value of such security, then the Company shall, within two business days submit via facsimile (a) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Grantee or (b) the disputed arithmetic calculation of the Shares of Common Stock to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Grantee of the results no later than ten business days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period. For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Shares of Common Stock issued in a cashless exercise transaction shall be deemed to have been acquired by the Grantee, and the holding period for the shares shall be deemed to have commenced, on the date the Award was originally issued (provided that the United States Securities and Exchange Commission continues to take the position that such treatment is proper at the time of such exercise); or

(e) Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

Combination of Methods

16.2 By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

17. WITHHOLDING TAXES

Withholding Generally

17.1 Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a deemed net-stock exercise, the Company may require the Grantee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations, including, without limitation, on exercise of an Award. When, under applicable tax laws, a Grantee incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Grantee or other person of an Award or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Grantee or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

Stock for Withholding

17.2 To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Grantee to satisfy his or her obligation to pay any withholding tax, in whole or in part, with Shares up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income.

The Administrator may exercise its discretion, by (i) directing the Company to apply Shares to which the Grantee is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares that have been owned by the Grantee for more than six months, unless the delivery of Shares is otherwise exempt from Section 16 of the Exchange Act. A Grantee who has made an election pursuant to this Section 0 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Shares so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

In General

18.1 Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Administrator shall make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under this Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Company's Right to Effect Changes in Capitalization

18.2 The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

19. CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

Company is Not the Survivor

19.1 Subject to Section 0 and except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition in which the

Company is not the surviving corporation, or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition in which the Company is not the surviving corporation (a) to cancel each outstanding Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction, Change in Control or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised. Section 0 shall control with respect to any acceleration in vesting in the event of Change of Control.

The Administrator shall also have the authority:

(a) to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify; and

(b) to condition any such Award's vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition.

Effective upon the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition governed by this Section 0, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

Company is the Survivor

19.2 In the event of a Corporate Transaction, Change in Control or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result.

Change in Control

19.3 If there is a Change of Control, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a Change of Control.

20. PRIVILEGES OF STOCK OWNERSHIP

No Grantee shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee. After Shares are issued to the Grantee, the Grantee shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Grantee may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.

21. RESTRICTION ON SHARES

At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Grantee not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase by the Company at the Shares' Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

22. CERTIFICATES

All certificates for Shares or other securities delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

23. ESCROW; PLEDGE OF SHARES

To enforce any restrictions on a Grantee's Shares, the Administrator may require the Grantee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

24. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

Compliance With Applicable Law

24.1 An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the Securities Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to this Plan and the exercise of Awards granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of this Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of this Plan. In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

Investment Representation

24.2 As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

25. NO OBLIGATION TO EMPLOY

Nothing in this Plan or any Award granted under this Plan shall confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Grantee's employment or other relationship at any time, with or without Cause.

26. EFFECTIVE DATE AND TERM OF PLAN

This Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten years unless sooner terminated.

27. SHAREHOLDER APPROVAL

This Plan shall be subject to approval by the shareholders of the Company within 12 months from the date the Plan is adopted by the Company's Board for any and all intended Incentive Stock Options granted hereunder. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under this Plan prior to approval by the shareholders, however, until such approval is obtained, all Option Awards granted under this Plan shall be deemed Non-Qualified Stock Options. In the event that shareholder approval is not obtained within the 12 month period provided above, all Incentive Stock Option Awards previously granted under this Plan shall be deemed Non-Qualified Stock Options.

28. AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN OR AWARDS

The Board may amend, suspend or terminate this Plan at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Shareholder approval shall be required for the following types of amendments to this Plan: (i) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing Insider participation; or (ii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favourable to Grantees.

Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Award may be granted during any suspension of this Plan or after termination of this Plan.

Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided, however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Grantee to the extent necessary or desirable: (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations; or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

Further, notwithstanding any provision herein to the contrary, and subject to Applicable Law, the Administrator may, in its absolute discretion, amend or modify this Plan: (i) to make amendments which are of a "housekeeping" or clerical nature; (ii) to change the vesting provisions of an Award granted hereunder, as applicable; (iii) to change the termination provision of an Award granted hereunder, as applicable, which does not entail an extension beyond the original expiry date of such Award; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Maximum Number.

29. RESERVATION OF SHARES

The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares forfeited back to the Plan; Shares surrendered in payment of the exercise price of an Award; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Award.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

30. EXCHANGE AND BUYOUT OF AWARDS

The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Grantees, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Grantee an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Grantee may agree.

31. APPLICABLE TRADING POLICY

The Administrator and each Eligible Participant will ensure that all actions taken and decisions made by the Administrator or an Eligible Participant, as the case may be, pursuant to this Plan comply with any Applicable Laws and policies of the Company relating to insider trading or "blackout" periods.

32. GOVERNING LAW

The Plan shall be governed by the laws of the State of Nevada; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

33. MISCELLANEOUS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

SUBPART A

STOCK AND DEFERRED STOCK UNITS FOR ELIGIBLE DIRECTORS

A. Stock Award. The Administrator shall pay Eligible Remuneration to each Director pursuant to an Award Agreement.

B. Election. Further, the Administrator may, in its sole discretion, permit each Eligible Director to receive all or any portion of his Eligible Remuneration during the Remuneration Period in the form of Deferred Stock Units under this Plan (an "Election"). All deferrals pursuant to such an Election shall be evidenced by an Award Agreement.

For purposes of this Subpart A, the following definitions shall apply:

"Annual Retainer" for a particular Director means the retainer (including any additional amounts payable for serving as lead Director or on any committee of the Board), payable to that Director for serving as a Director for the relevant Remuneration Period, as determined by the Board;

"Attendance Fee" means amounts payable annually to a Director as a Board meeting attendance fee or a committee meeting attendance fee, or any portion thereof;

"Canadian Director" means a Director who is a resident of Canada for the purposes of the Canadian Tax Act, and whose income from employment by the Company or Related Entity is subject to Canadian income tax, notwithstanding any provision of the Canada-United States Income Tax Convention (1980), as amended;

"Canadian Tax Act" and "Canadian Tax Regulations" means respectively the Income Tax Act (Canada), as amended and the Income Tax Regulation promulgated thereunder, as amended;

"Deferred Stock Unit" means a right granted by the Company to an Eligible Director to receive, on a deferred payment basis, Shares under this Plan;

"Eligible Director" is any Director of this Company or Related Entity that the Administrator determines is eligible to elect to receive Deferred Stock Units under this Plan;

"Eligible Remuneration" means all amounts payable to an Eligible Director in Shares, including all or part of amounts payable in satisfaction of the Annual Retainer, Attendance Fees or any other fees relating to service on the Board which are payable to an Eligible Director or in satisfaction of rights or property surrendered by an Eligible Director to the Company; it being understood that the amount of Eligible Remuneration payable to any Eligible Director may be calculated by the Administrator in a different manner than Eligible Remuneration payable to another Eligible Director in its sole and absolute discretion;

"Prescribed Plan or Arrangement" means a prescribed plan or arrangement as defined in s.6801(d) of the Canadian Tax Regulation;

"Remuneration Period" means, as applicable, (a) the period commencing on the Effective Date of this Plan and ending on the last day of the calendar year in which the Effective Date occurs; and (b) thereafter each subsequent calendar year, or where the context requires, any portion of such period; and

"Salary Deferral Arrangement" means a salary deferral arrangement as defined in the Canadian Tax Act.

1. Election. An Eligible Director who desires to defer receipt of all or a portion of his or her Eligible Remuneration in any calendar year shall make such election in writing to the Company specifying:

    the dollar amount or percentage of Eligible Remuneration to be deferred; and

    the deferral period.

Otherwise, such election must be made before the first day of the calendar year in which the Eligible Remuneration shall be payable, however a newly appointed Eligible Director shall be eligible to defer payment of future Eligible Remuneration by providing written election to the Company within 30 calendar days of his or her appointment to the Board of Directors. The elections made pursuant to this Section shall be irrevocable with respect to Eligible Remuneration to which such elections pertain and shall also apply to subsequent Eligible Remuneration payable in future calendar years unless such Eligible Director notifies the Company in writing, before the first day of the applicable calendar year, that he or she desires to change such election.

If the Eligible Director does not timely deliver an election in respect of a particular Remuneration Period, the Eligible Director will receive the Eligible Remuneration as provided for in the Award Agreement.

2. Determination Of Deferred Stock Units. The Company will maintain a separate account for each Eligible Director to which it will quarterly credit Deferred Stock Units at the end of March, June, September and December, or as otherwise determined by the Administrator, the Deferred Stock Units granted to the Eligible Director for the relevant Remuneration Period. The number of Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) to be credited to an account for an Eligible Director will be determined on the date approved by the Administrator by dividing the appropriate amount of Eligible Remuneration to be deferred into Deferred Stock Units by the Fair Market Value on that date.

3. No Voting Rights. The holders of Deferred Stock Units shall have no rights as stockholders of the Company.

4. Dividend Equivalency. The Company will, on any date on which a cash or stock dividend is paid on its outstanding Shares, credit to each Eligible Director's account that number of additional Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) calculated by (i) multiplying the amount of the dividend per Share by the number of Deferred Stock Units in the account as of the record date for payment of the dividend, and (ii) dividing the amount obtained in (i) by the Fair Market Value on the date on which the dividend is paid. (See Section 0 of the Plan, Dividend Equivalent Right).

5. Eligible Director's Account. A written confirmation of the balance in each Eligible Directors' Account will be sent by the Company to the Eligible Director upon request of the Eligible Director.

6. Creditor's Rights. A holder of Deferred Stock Units shall have no rights other than those of a general creditor of the Company. Deferred Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and condition of the applicable Award Agreement.

7. Settlement of Deferred Stock Units. Subject to Section 8, each Deferred Stock Unit shall be paid and settled by the issuance of Restricted or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a) a specific date or date determinable by a fixed schedule;

(b) upon the Eligible Director's termination of Continuous Services to the extent the same constitutes a separation from services for the purposes of Section 409A of the Code except that if an Eligible Director is a "key employee" as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c) as a result of the Eligible Director's death or Disability; or

(d) in connection with or as a result of a Change in Control in compliance with 409A of the Code.

The Company will issue one Share for each whole Deferred Stock Unit credited to the Eligible Director's account (net of any applicable withholding tax as provided for in this Plan). Such payment shall be made by the Company as soon as reasonably possible following the settlement date. Fractional Shares shall not be issued, and where the Eligible Director would be entitled to receive a fractional Shares in respect of any fractional Deferred Stock Unit, the Company shall pay to such Eligible Director, in lieu of such fractional Shares, cash equal to the Fair Market Value of such fractional Shares calculated as of the day before such payment is made, net of any applicable withholding tax.

8. Canadian Directors. If a Deferred Stock Unit is granted to an Eligible Director who is a Canadian Director would otherwise constitute a Salary Deferred Arrangement, the Award Agreement pertaining to that Deferred Stock Unit shall contain such other or additional terms as will cause the Deferred Stock Unit to be a Prescribed Plan or Arrangement.

9. Issuance of Stock Certificates. A stock certificate or certificates shall be registered and issued in the name of the holder of Deferred Stock Units and delivered to such holder as soon as practicable after such Deferred Stock Units have become payable or satisfied in accordance with the terms of the Plan

10. Non-Exclusivity. Nothing in this Subpart A shall prohibit the Administrator from making discretionary Awards to Eligible Directors pursuant to the other provisions of this Plan or outside this Plan, not otherwise inconsistent with these provisions.

11. Defined Terms. Capitalized terms used in this Subpart A and not defined herein have the meaning give in the Plan.

__________

MIV THERAPEUTICS, INC.
Suite 1, 8765 Ash Street
Vancouver, British Columbia, Canada V6P 6T3
Telephone: (604) 301-9545

MIV Therapeutics, Inc. (the "Company") will hold an Annual and Special Meeting of stockholders (the "Meeting") at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Wednesday, February 18, 2009 at 10:00 a.m. Pacific Time to consider the proposals set forth below. You are invited to attend the Meeting and vote on the following proposals at such meeting, or you may cast your vote regarding such proposals by completing and returning this Proxy Card.

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick McGowan (Chief Financial Officer of the Company), or in his absence, Alan Lindsay (Chairman of the Company), to represent and vote as designated below, all shares of common stock of the Company held by the undersigned as of the record date of January 13, 2009, at the Meeting of stockholders to be held at the place, date and time first set forth above, or any adjournment or postponement thereof.

The Board of Directors of the Company recommends a vote "FOR" these proposals. Please sign, date and return promptly.

Please mark your vote as indicated: [X]

1. To elect the Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2010.

Nominees

Alan P. Lindsay
Dr. I. Mark Landy
Patrick A. McGowan

FOR ALL NOMINEES
[ ]

(Instruction: To withhold authority to vote for any individual nominee, strike a line through his name in the list above.)

2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2009.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3. To approve an amendment of the Company's Articles of Incorporation, as amended, to increase the authorized capital of the Company from 48,000,000 shares of common stock to 200,000,000 shares of common stock with the same par value of $0.001 per share.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4. To approve the Company's 2008 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

The undersigned acknowledges receipt of the Notice of Annual and Special Meeting of stockholders and Proxy Statement dated January 30, 2009.

Unless otherwise instructed, this proxy will be voted FOR all nominees listed in proposal one and FOR proposals two through four. This proxy will also be voted in favour of any proposal to adjourn or postpone the Meeting, and upon such other matters as may properly common before the Meeting or any adjournments or postponements thereof.

IMPORTANT - PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Total number of shares held:                 shares

(Will apply to all shares held by the shareholder if not specified)

Please print name of shareholder:

Date of execution:                 , 2009

Signature of shareholder

Signature of shareholder, if held jointly